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10.6 "Mirror" Loan Agreement with the state of Parana Relating to the
     Paranasan Financing........................................................

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                                                                    EXHIBIT 10.6


                                      DRAFT

                                              SUB-LOAN AGREEMENT FOR FUNDS IN
                                              ACCORDANCE WITH LOAN No. BZ-P13,
                                              BETWEEN JBIC AND THE STATE OF
                                              PARANA EXECUTED HEREWITH BY THE
                                              STATE OF PARANA AND COMPANHIA DE
                                              SANEAMENTO DO PARANA - SANEPAR.

      By and between the STATE OF PARANA, an internal, public legal entity, hereinafter the STATE or the BORROWER, represented herein by the Governor of the State Jamie Lerner; assisted by the Secretary of State for Planning, MIGUEL SALOMAO and by the Secretary of the Treasury, INGO HENRIQUE HUBERT; and, COMPANHIA DE SANEAMENTO DO PARANA - SANEPAR, a partially state-owned corporation, Taxpayer Identification No. ________ located at Rua Engenheiros Reboucas 1376, Bairro Reboucas, Curitiba, hereinafter SANEPAR, represented herein pursuant to law and the bylaws of the corporation by its President and Chief Executive Officer, CARLOS AFONSO TEIXEIRA DE FREITAS, and its Chief Financial Officer, RICARDO DEL GUERRA PERPATUO; and

CONSIDERING that the STATE executed with THE OVERSEAS ECONOMIC CORPORATION FUND
- OECF, JAPAN, formerly known as JAPAN BANK FOR INTERNATIONAL COOPERATION - JBIC, a bilateral credit institution with its headquarters in Tokyo, Japan, hereinafter JBIC or the FUND, a LOAN AGREEMENT, attached, in foreign currency, under No. BZ-P13 and dated January 8, 1998, known as the LOAN AGREEMENT, regulated by JBIC's General Conditions Applicable to Loan and Guarantee Agreements, known as GENERAL TERMS AND CONDITIONS, also attached, for financing of a portion of the Environmental Improvement Project of Parana, hereinafter known as Project PARANASAN;

CONSIDERING THE ORIGINAL VALUE OF THE LOAN AGREEMENT: Up to the amount of TWENTY THREE BILLION SIX HUNDRED EIGHTY-SIX MILLION JAPANESE YEN (JPY 23,686,000,000);

CONSIDERING that the above-mentioned external funds are earmarked for improvement of the water supply system, sewage and management of agro-toxic waste disposal in order to improve the social environment in the area of Project PARANASAN, as defined in the LOAN AGREEMENT, to be developed and implemented in accordance with the goals and objectives set forth in the LOAN AGREEMENT;

CONSIDERING thus that SANEPAR hereby declares that it is familiar with and expressly agrees with the terms of the LOAN AGREEMENT and with the GENERAL TERMS AND CONDITIONS, copies of which, along with their sworn translations, will be an integral part of this Sub-Loan Agreement, regardless of the transcription; and

CONSIDERING finally, that BANESTADO, in accordance with the LOAN AGREEMENT and with the bank agreement, signed between BANCO DE ESTADO DO PARANA S/A and THE BANK OF TOKYO - MITSUBISHI, LTD., dated December 11, 1998, was designated the DEPOSITORY, on behalf of and to the account and risk of the STATE, with a view toward carrying out all actions related to this transfer, particularly regarding transfer and receipt of funds, the parties have agreed to the provisions of the following Clauses:

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CLAUSE ONE - NATURE, VALUE AND PURPOSE OF CREDIT

Through this Sub-Loan, the STATE will transfer to SANEPAR the funds of the LOAN AGREEMENT, under the same conditions as the referenced agreement, an amount up to JPY 15,243,015,847 (fifteen billion two hundred forty-three million fifteen thousand eight hundred forty-seven Japanese yen), which for informational purposes only, on this date is equal to BRR ___________ (___________), equal to the amount disbursed or to be disbursed by JBIC to the STATE OF PARANA as of January 1, 2002, in accordance with the disbursement procedures or payment requests made by SANEPAR, to the account of its selected sub-projects and in accordance with the expense categories and percentages of financing set forth and listed in the Allocation of Loan Funds below.

Allocation of Loan Funds

             Category              % of expenses to be          Interest Rate
                                        financed

(A) Projects and Construction              65                   4.0% per annum
(B) Consulting Services                   100                   2.3% per annum
(C) Future Expenses                         -                         -

PARAGRAPH ONE - The funds of this Sub-Loan Agreement are to be used exclusively for systems to supply water and treat sewage in the areas served by SANEPAR as provided for in the plan.

PARAGRAPH TWO - Future investments to be made in the exclusive service and interest of the State of Parana are not part of this Sub-Loan agreement with SANEPAR and are, therefore, excluded from the maximum amount mentioned in Clause One.

PARAGRAPH THREE - The disbursements to be transferred to SANEPAR, as well as the payments realized at its request, will be recorded in the currencies and in the form stipulated in the LOAN AGREEMENT and the GENERAL TERMS AND CONDITIONS.

PARAGRAPH FOUR - The conversion from foreign currency to its equivalent value in reals will be made in accordance with the rules set forth by Banco Central do Brasil and agreed to with JBIC, as defined in the LOAN AGREEMENT and the GENERAL TERMS AND CONDITIONS.

PARAGRAPH FIVE - The STATE may suspend the disbursements stemming from this instrument if SANEPAR fails to comply with any of the economic-financial obligations contained in the LOAN AGREEMENT.

CLAUSE TWO - AVAILABILITY

The funds will be placed at the disposal of SANEPAR in installments, as received by the STATE from JBIC's funds, in accordance with the LOAN AGREEMENT mentioned in Clause One. The STATE authorizes BANESTADO / ITAU to immediately transfer the funds of each installment to SANEPAR, which are to be used for local expenses.


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PARAGRAPH ONE - The commitment and disbursement procedures for funds or payment requests directed to JBIC through the Loan Account will be handled only by the ParanaSan Management Unit (UGP) of SANEPAR, to be carried out in the manner set forth in the GENERAL TERMS AND CONDITIONS.

PARAGRAPH TWO - The amount of the disbursements alluded to in the above paragraph will be transferred to linked account No. 3,770-9, in the name of SANEPAR, at Agency 4131 of Banco ITAU in the city of Curitiba - PR, at the request of its legal representatives.

PARAGRAPH THREE - Any delay in the release of funds caused by SANEPAR's noncompliance with the clauses of the LOAN AGREEMENT and the GENERAL TERMS AND CONDITIONS will be incumbent on SANEPAR.

CLAUSE THREE - CHARGES

(1) Interest will accrue quarterly on the amount transferred to SANEPAR through this Sub-Loan Agreement at the rate of 4% (four per cent) per annum on the principal, corresponding to categories (A), (B) and (C) mentioned in Clause One, disbursed, unpaid, and hereinafter known as "Principal (I)":

      (i) Disbursement of principal by means of Loan funds allocated to category (A);

      (ii) Collections for services disbursed by means of the Loan funds, related to disbursements of (l) (i) above;

      (iii) Any Principal reallocated from Category (C) and disbursed in relation to (1) (i) or (1) (ii) above.

(2) Interest will accrue quarterly on the amount transferred to SANEPAR through this Sub-Loan Agreement at the rate of 2.3% (two point three per cent) per annum on the principal, corresponding to categories (A), (B) and
      (C) mentioned in Clause One, disbursed, unpaid, and hereinafter known as "Principal (II)":

      (i) Disbursement of principal by means of the Loan funds allocated to category (B);

      (ii) Expenses for services disbursed by means of the Loan funds, related to disbursements of (2) (i) above;

      (iii) Any Principal reallocated from Category (C) and disbursed in relation to (2) (i) or (2) (ii) above.

PARAGRAPH ONE - The interest of items I and II of this Clause will be calculated on the outstanding debt balance of this Sub-Loan Agreement, expressed in the original currencies of the LOAN AGREEMENT, according to the same criteria defined therein and according to the provisions of Clause Ten of that instrument.

PARAGRAPH TWO - SANEPAR will pay to the STATE the interest owed under this Sub-Loan Agreement on January 20 of each year, calculated up to January 19 of that year from July 20 of the previous year, and on July 20 of each year the interest owed up to July 19 from January 20 of that year, except that during the period of disbursement of the Loan funds, SANEPAR will pay to the STATE on February 20 of each year the interest owed up to January 19 of that year, calculated


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from July 20 of the previous year, and on August 20 of each year the interest owed up to July 19 from January 20 of that year, always calculated on the basis of the outstanding debt balance owed by SANEPAR, based on the disbursements that have been transferred to it as of January 1, 2002.

CLAUSE FOUR - SERVICE FEE

SANEPAR will, as of January 1, 2002, assume the burden that was previously the responsibility of the State of Parana, for a value equal to 0.1% of the value of the Commitment or Disbursement Letter, in the form of a service fee, on the date of issue of the respective Commitment Letter or the date of disbursement, on the amounts transferred through this Sub-Loan Agreement for water supply and waste treatment in the localities serviced by it.

An amount equal to the service fee will be financed by means of the loan funds and JBIC will immediately credit this amount to itself, in the form of a service fee, on the date of issue of the Commitment or Disbursement Letter. This credit, taken from the loan funds, will constitute a legal and associated obligation by the Borrower, under the terms and conditions of the LOAN AGREEMENT.

CLAUSE FIVE - AMORTIZATION

Amortization of the principal will be handled initially by the State of Parana and recorded on the books until it reaches an accumulated total amortized principal of JPY 8,442,984,153 and this amortization is subject to the terms of the LOAN AGREEMENT, occurring therefore, from January 20, 2005 to July 20, 2011, because as of July 20, 2011, SANEPAR will begin to amortize its part of the outstanding balance of the principal owed (up to JPY 15,243,015,847), which by this Sub-Loan Agreement will be assumed by it;

The principal of the debt arising from this Sub-Loan Agreement will be paid to the STATE, beginning July 20, 2011, in 24 (twenty-four) quarterly payments according to the schedule of payments set forth below, pursuant to current law, SANEPAR thereby committing itself to pay, along with the last installment, all outstanding obligations due and for which it is responsible, arising from this Sub-Loan Agreement:

I - SCHEDULE OF PAYMENTS

I. Payment of Principal (I)

Date Due                                           Amount (in yen)

July 20, 2011                                      430,407,756

Each January 20 and July 20                        530,567,000
     Beginning January 20 of 2012
     Until January 20, 2023.                      Payment of Princinal (II)

Date Due                                           Amount (in yen)


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     July 20, 2001                                 88,905,091

Each January 20 and July 20                        109,594,000
     Beginning January 20 of 2012
     Until January 20, 2023

3. Total of Payments (I) + (II)

Date Due                                           Amount (in yen)

July 20, 2011                                      519,312,847

Each January 20 and July 20                        640,161,000
     Beginning January 20 of 2012
     Until January 20, 2023

II - GENERAL TERMS AND CONDITIONS

Other terms and conditions generally applicable to the LOAN AGREEMENT are set forth in JBIC's General Terms and Conditions, dated November 1987, with the following supplementary stipulations (hereinafter GENERAL TERMS AND CONDITIONS):

The term "principal," whenever mentioned in the General Terms and Conditions, will be replaced by Principal (I) and Principal (II)";

When the borrower repays the principal or pays interest or other obligations, without specifying the order of application, JBIC may decide the order of application among the principal, interest and other obligations toward Principal
(I) or Principal (II).

If the payment of principal or payment of interest or other obligations under the terms of the Loan is in arrears, the interest, specified in Clause Three - CHARGES, will cease to accumulate on the amount of the principal in arrears on the due date or thereafter and will incur a late fee, calculated at 1% (one per cent) per annum on the interest rate stipulated in the LOAN AGREEMENT, to be paid on the amount of principal, interest or other obligations in arrears, during the period from the due date until the date immediately preceding the actual payment, both inclusively.

III - SPECIAL CONDITIONS

In the event of a request by the State of Parana to SANEPAR for purposes of making investments of its exclusive interest, in accordance with Paragraph Two of Clause One, amortization of the financed finds allocated for such investments will be made by the State of Parana in the order of the due date of the installment payments, now its responsibility, pursuant to Item I of this Clause (Payment Schedule).

CLAUSE SIX - DELINQUENT INTEREST

The installment owed within this Sub-Loan Agreement having fallen into rears, whatever the reason may be, the STATE, regardless of judicial or extrajudicial notice or summons, will collect in the form of delinquent interest 1% (one per cent) per month on the amount of the installment past due, in addition to other finance charges to which SANEPAR is subject.


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CLAUSE SEVEN - PENALTIES

If the STATE must resort to judicial means in order to collect or settle the amounts owed under this Sub-Loan Agreement, SANEPAR, being unable to reduce the amounts stipulated in this Agreement, will pay, in addition to the principal, finance charges and other contractual expenses, a penalty of 10% (ten per cent) on the entire amount owed, including, moreover, judicial and extrajudicial costs as well as legal fees on a base of 10% (ten per cent).

CLAUSE EIGHT - MONETARY EXPRESSION OF THE AMOUNT OF THE DEBT

The outstanding debt balance under this Sub-Loan Agreement, including principal, compensatory and late interest, expenses, commissions and other charges, will be expressed according to the provisions of the LOAN AGREEMENT, referred to in Clause One of this instrument, and of the GENERAL TERMS AND CONDITIONS, which comprise the terms referred to, with which SANEPAR is familiar and in full agreement.

CLAUSE NINE - SPECIAL OBLIGATIONS OF THE BENEFICIARY

Until total settlement of all obligations for which it is responsible pursuant to this Sub-Loan Agreement, SANEPAR commits to:

(a) Maintain records in combined or separate accounts, that reflect, in accordance with appropriate and consistently applied accounting practices, its financial transactions with reference to the execution of sit-projects and disbursements of funds under this instrument, as well as prepare financial statements that will be audited in each respective fiscal year by independent auditors;

(b) Include in its schedule of expenses for each financial year, beginning with the year in which the signing of this Sub-Loan Agreement takes place, including and until final settlement of all obligations assumed in it, the amounts necessary for payment of the principal, charges and expenses arising from this transaction;

(c) Satisfy all other obligations that have been expressly set forth by JBIC or the STATE for the execution of PARANASAN and for the extension of credit, particularly those involving acquisition and commitment procedures of the LOAN AGREEMENT.

CLAUSE TEN - ALTERATIONS

The clauses of this Sub-Loan Agreement may only be altered by amendment and by mutual agreement of the parties, in accordance with the conditions of the LOAN AGREEMENT.


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CLAUSE ELEVEN - COURT

With regard to the settlement of any questions involving the execution of this Sub-Loan Agreement that cannot be resolved through administrative mediation, the Court of the City of Curitiba, capital of the State of Parana, has jurisdiction.

Therefore, having so agreed, the parties sign 3 (three) copies of this Agreement, each of the same tenor and form for legal purposes, in the presence of the undersigned witnesses.

                            Curitiba, January     , 2002

                                 STATE OF PARANA
                                  JAIME LERNER
                                    GOVERNOR

MIGUEL SALOMAO                            INGO HENRIQUE HUBERT
SECRETARY OF STATE                        SECRETARY OF THE TREASURY
FOR PLANNING

                        CARLOS AFONSO TEIXEIRA DE FREITAS
                PRESIDENT AND CHIEF EXECUTIVE OFF1CER OF SANEPAR

RICARDO DEL GUERRA PERPETUO               JOSE LUIZ COSTA TABORDA RAUEN
CHIEF FINANCIAL OFFICER OF                ATTORNEY FOR SANEPAR
SANEPAR


WITNESSES:

--------------------------------------    --------------------------------------
Name/CPF (Taxpayer ID]                    Name/CPF (Taxpayer ID]


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